                                                                    EXHIBIT 99.6

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                 AMENDED SCHEDULES OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Amended Schedules of assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). in the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                               ATTACHED
      NAME OF SCHEDULE                                         (YES/NO)              LIABILITIES                     ASSETS
      ----------------                                         --------              -----------                     ------
A.  Real Property                                                 Yes               $          0.00
B.  Personal Property                                             Yes               $ 19,169,182.11
C.  Property Claimed As Exempt                                    No
D.  Creditors Holding Secured Claims                              Yes                                             $          0.00
E.  Creditors Holding Unsecured Priority Claims                   Yes                                             $     26,742.30
F.  Creditors Holding Unsecured Nonpriority Claims                Yes                                             $ 15,812,308.71
G.  Executory Contracts and Unexpired Leases                      No
H.  Codebtors                                                     No
  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                        No
J.  Current Expenditure of Individual Debtor(s)                   No

            TOTALS                                                                  $ 19,169,182.11               $ 15,839,051.01

GREAT RIVER CRUISE LINE, L.L.C.                                  01-10963 (EIK)
-------------------------------                                  --------------
              Debtor                                                Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

GREAT RIVER CRUISE LINE, L.L.C.                                  01-10963 (EIK)
-------------------------------                                  --------------
              Debtor                                                Case No.

                           SCHEDULE A - REAL PROPERTY

                                                                                 NET BOOK VALUE
                                                                                 OF DEBTOR'S INTEREST
                                                                                 IN PROPERTY, WITHOUT
DESCRIPTION AND LOCATION              NATURE OF DEBTOR'S                         DEDUCTING ANY SECURED           AMOUNT OF
OF PROPERTY                           INTEREST IN PROPERTY                       CLAIM OR EXEMPTION              SECURED CLAIM
------------------------              --------------------                       ---------------------           -------------
       -None-

                                           Total Debtor -

                                 Total -

GREAT RIVER CRUISE LINE, L.L.C.                                  01-10963 (EIK)
-------------------------------                                  --------------
              Debtor                                                Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                                      SCHEDULE B - PERSONAL PROPERTY

                                                                                DESCRIPTION AND LOCATION          NET BOOK
  TYPE OF PROPERTY                                                    NONE      OF PROPERTY                       VALUE
  ----------------                                                    ----      ------------------------          --------
1. Cash on hand.                                                                SEE EXHIBIT-B1                    $  54,690.01

2. Checking, savings or other financial accounts, certificates                  SEE EXHIBIT-B2                    $   9,832.97
   of deposit, or shares in banks, savings and loan, thrift,
   building and loan, and homestead associations, or
   credit unions, brokerage houses, or cooperatives.

3. Security deposits with public utilities, telephone                  X        NONE                              $       0.00
   companies, landlords and others.

4. Household goods and furnishings, including audio, video             X        NONE                              $       0.00
   and computer equipment.

5. Books, pictures and other art objects, antiques, stamp,                      SEE EXHIBIT-B5                    $       0.00
   coin, record, tape, compact disc and
   other collections or collectibles.

6. Wearing apparel.                                                    X        NONE                              $       0.00

7. Furs and jewelry.                                                   X        NONE                              $       0.00

8. Firearms and sports, photographic and other hobby                   X        NONE                              $       0.00
   equipment.

9. Interests in insurance policies. Name of insurance                  X        NONE                              $       0.00
   company of each policy and itemize surrender or
   refund value of each.

10. Annuities. Itemize and name each issuer.                           X        NONE                              $       0.00

11. Interests in IRA, ERISA, Keogh, or other pension or profit         X        NONE                              $       0.00
    sharing plan.

12. Stock and interest in incorporated and unincorporated              X        NONE                              $       0.00
    businesses.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                DESCRIPTION AND LOCATION          NET BOOK
  TYPE OF PROPERTY                                                    NONE      OF PROPERTY                       VALUE
  ----------------                                                    ----      ------------------------          --------
13. Interest in partnerships or joint ventures.                        X        NONE                              $         0.00

14. Government and corporate bonds and other negotiable                X        NONE                              $         0.00
    and non-negotiable instruments.

15. Accounts receivable.                                                        SEE EXHIBIT-B15                   $ 6,563,968.21

16. Alimony, maintenance, support and property settlements             X        NONE                              $         0.00
     to which the debtor is or may be entitled.

17. Other liquidated debts owing debtor including tax refunds.                  SEE EXHIBIT-B17                   $         0.00

18. Equitable future interests, life estates, and rights or            X        NONE                              $         0.00
    powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19. Contingent and noncontigent interests in estate of a               X        NONE                              $         0.00
    decedent, death benefit plan, life insurance policy or
    trust

20. Other contingent and unliquidated claims of every nature,                   SEE EXHIBIT-B20                   $     1,082.00
    including tax refunds, counterclaims of the debtor and
    rights to setoff claims.

21. Patents, copyrights and other intellectual property.               X        NONE                              $         0.00

22. Licenses, franchises and other general intangibles.                         SEE EXHIBIT-B22                   $         0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                                      SCHEDULE B - PERSONAL PROPERTY

                                                                                DESCRIPTION AND LOCATION          NET BOOK
  TYPE OF PROPERTY                                                    NONE      OF PROPERTY                       VALUE
  ----------------                                                    ----      ------------------------          --------
23. Automobiles, trucks, trailers and other vehicles and               X        NONE                              $         0.00
    accessories.

24. Boats, motors and accessories.                                              SEE EXHIBIT-B24                   $ 8,964,524.89

25. Aircraft and accessories.                                          X        NONE                              $         0.00

26. Office equipment, furnishings and supplies.                        X        NONE                              $         0.00

27. Machinery, fixtures, equipment and supplies used in                X        NONE                              $         0.00
    business.

28. Inventory.                                                                  SEE EXHIBIT-B28                   $   270,331.59

29. Animals.                                                           X        NONE                              $         0.00

30. Crop - growing or harvested.                                       X        NONE                              $         0.00

31. Farm equipment and implements.                                     X        NONE                              $         0.00

32. Farm supplies, chemicals and feed.                                 X        NONE                              $         0.00

33. Other personal property of any kind not already listed.                     SEE EXHIBIT-B33                   $ 3,304,752.44
                                                                                                                  --------------
                                           TOTAL:                                                                 $19,169,182.11
                                                                                                                  ==============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 PAGE 1 OF 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B1

Asset Id        Description                                      Location                                      Net Book Value
58              PETTY CASH                                       ON BOARD THE DELTA QUEEN                        $ 47,475.63
                                                                 C/O ROBIN STREET WHARF
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA 70130-1890

270             PETTY CASH IN TRANSIT                            IN TRANSIT TO THE OFFICE                        $  7,214.38
                                                                                                                 -----------
                                                    TOTAL                                                        $ 54,690.01
                                                                                                                 ===========


                         UNITED STATES BANKRUPTCY COURT
                        DISTRICT OF DELAWARE Page 2 of 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

Asset Id        Description                                      Location                                      Net Book Value
93              DELTA QUEEN - STEAMER ACCOUNT                    HIBERNIA NATIONAL BANK                          $ 9,832.97
                ACCOUNT NUMBER 812-395-270                       313 CARONDELET
                                                                 NEW ORLEANS, LA 70130
                                                                                                                 ----------
                                                    TOTAL                                                        $ 9,832.97
                                                                                                                 ==========


                         UNITED STATES BANKRUPTCY COURT
                        DISTRICT OF DELAWARE Page 3 of 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                                 SCHEDULE B - PERSONAL PROPERTY
                                             EXHIBIT B5

Asset Id        Description                                      Location                                      Net Book Value
535
                                                                                                                    ------
                                                    TOTAL                                                           $ 0.00
                                                                                                                    ======

 Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 PAGE 4 OF 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

Asset Id        Description                                      Location                                      Net Book Value
514             CREDIT CARD RECEIVABLES                          PAYMENT TECH, AMERICAN EXPRESS,               $     9,685.16
                                                                 & NOVUS (DISCOVER)

361             INTERCOMPANY RECEIVABLES                         CAPE MAY LIGHT, LLC                           $    24,875.25

362             INTERCOMPANY RECEIVABLES                         DELTA QUEEN COASTAL VOYAGES, L.L.C.           $    18,978.71

592             INTERCOMPANY RECEIVABLES                         GREAT AQ STEAMBOAT, LLC                       $   164,847.01

363             INTERCOMPANY RECEIVABLES                         GREAT PACIFIC NW CRUISE LINE, LLC             $     1,882.08

364             INTERCOMPANY RECEIVABLES                         THE DELTA QUEEN STEAMBOAT CO.                 $ 6,343,700.00
                                                                                                               --------------
                                                    TOTAL                                                      $ 6,563,968.21
                                                                                                               ==============



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 PAGE 5 OF 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17

Asset Id        Description                                      Location                                      Net Book Value
556
                                                                                                                   ------
                                                    TOTAL                                                          $ 0.00
                                                                                                                   ======


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 PAGE 6 OF 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                                 SCHEDULE B - PERSONAL PROPERTY
                                             EXHIBIT B20

Asset Id        Description                                      Location                                      Net Book Value
264             TAX REFUND MINNESOTA                             GREAT RIVER CRUISE LINE, LLC                    $   200.00

266             TAX REFUND WEST VIRGINIA                         GREAT RIVER CRUISE LINE, LLC                    $   507.00

265             TAX REFUND WISCONSIN                             GREAT RIVER CRUISE LINE, LLC                    $   375.00
                                                                                                                 ----------
                                                    TOTAL                                                        $ 1,082.00
                                                                                                                 ==========


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 PAGE 7 OF 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22

Asset Id        Description                                      Location                                      Net Book Value
488             LIQUOR LICENSE                                   STATE OF LOUISIANA                                UNKNOWN
                LICENSE/CERTIFICATE 3600007070

489             LIQUOR LICENSE                                   CITY OF NEW ORLEANS                               UNKNOWN
                LICENSE/CERTIFICATE# 14-2467
                                                                                                                  --------
                                                    TOTAL                                                         $   0.00
                                                                                                                  ========


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 PAGE 8 OF 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B24

Asset Id        Description                                      Location                                      Net Book Value
19              VESSEL                                           ROBIN STREET WHARF                            $ 8,964,524.89
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA 70130-1890
                                                                                                               --------------
                                                    TOTAL                                                      $ 8,964,524.89
                                                                                                               ==============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 PAGE 9 OF 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28

Asset Id        Description                                      Location                                      Net Book Value
466             INVENTORY:                                       GREAT RIVER CRUISE LINE                        $ 270,331.59
                FOOD, BEVERAGE, HOTEL SUPPLY, GIFTSHOP, TECH
                CONSUMABLES, BUNKER FUEL, DIESEL FUEL
                                                                                                                ------------
                                                    TOTAL                                                       $ 270,331.59
                                                                                                                ============


Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                PAGE 10 OF 10

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33

Asset Id        Description                                      Location                                      Net Book Value
515             PRE-PAID EXPENSE                                 ROBIN STREET WHARF                            $    37,922.40
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA  70130-1890

23              VESSEL IMPROVEMENTS - 10 YEARS                   ROBIN STREET WHARF                            $ 1,978,360.41
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA 70130-1890

20              VESSEL IMPROVEMENTS - 3 YEARS                    ROBIN STREET WHARF                            $   159,653.24
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA 70130-1890

21              VESSEL IMPROVEMENTS - 5 YEARS                    ROBIN STREET WHARF                            $   998,149.56
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA 70130-1890

22              VESSEL IMPROVEMENTS - 7 YEARS                    ROBIN STREET WHARF                            $   130,666.83
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA 70130-1890
                                                                                                               --------------
                                                    TOTAL                                                      $ 3,304,752.44
                                                                                                               ==============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

                                  See Attached

In re: GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963(EIK)
-------------------------------------------------------------------------------

          SCHEDULE D - CREDITORS HOLDING SECURED  CLAIMS

Creditor's Name and            Claim was incurred on or                 Contingent                        Amount        Unsecured
Mailing Address                before the date listed below.                                              of Claim      Portion.
Including Zip Code                                                             Unliquidated                             If Any
                               If claim is subject to
                               setoff, so state.                                       Disputed

                                                                                                   Co-
                               Date                            Amount                             Debt

Sub Schedule                   SECURED BANK DEBT

CHASE MANHATTAN BANK (THE)                                              X                         X
C/O CHASE SECURITIES INC.      AMENDED AND RESTATED CREDIT
10 SOUTH LASALLE STREET        AGREEMENT DATED 9/14/00 AND
CHICAGO  IL  60603             TRUST INDENTURE DATED 2/25/99
Creditor: 126604 - 27          FINANCING FOR WORKING CAPITAL
                               FACILITY SECURED BY MORTGAGE
                               IN "DELTA QUEEN"
                                                                                                                $  .00    Unknown

    TOTAL SUB SCHEDULE:                                                                                         $ 0.00     $ 0.00
      TOTAL SCHEDULE D:                                                                                         $ 0.00     $ 0.00

                                                                                                                $ 0.00     $ 0.00

                                              Page 1 of 1